SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) June 10, 2003
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                           FIRST ADVANTAGE CORPORATION
             (Exact Name of the Registrant as Specified in Charter)

        Delaware                      0-50285                  61-1437565
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)

805 Executive Center Drive West, Suite 300, St. Petersburg, Florida      33702
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (727) 290-1000
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

     On June 10, 2003, First Advantage Corporation issued a press release announcing the departure of Brent Cohen, president. Please see the press Release attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.             Exhibits.

Exhibit No.         Description
-----------         -----------

99.1               Press Release.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FIRST ADVANTAGE CORPORATION



Date: June 10, 2003                  By: /s/ John Lamson
                                        ----------------------------------------
                                        Name:  John Lamson
                                        Title: Vice President and
                                               Chief Financial Officer